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                       Securities and Exchange Commission

                             Washington, D.C. 20549


                                    --------
                                    FORM 8-K
                                    --------


             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 1, 1997




                             CareMatrix Corporation
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                               0-19815                           04-3069586
------------------------------      ----------------------           ------------------------------
State or other jurisdiction of      Commission File Number           IRS Employer Identification No.
      incorporation



                                197 First Avenue
                          Needham, Massachusetts 02194
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (617) 433-1000
                       ---------------------------------
                        (Registrant's telephone number,
                              including area code)




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

Item 5. Other Events.

     On August 1, 1997, the following press release was issued in connection with CareMatrix Corporation's proposed issuance of convertible subordinated notes:

          "NEEDHAM, Mass., August 1, 1997 -- CareMatrix Corporation, (AMEX:
     CMD), a fully integrated assisted living company, announced today that it intends, subject to market and other conditions, to raise $100 million (excluding the proceeds of the overallotment option, if any) through a private offering of convertible subordinated notes within the United States to qualified institutional investors and outside the United States to non-U.S. investors.

          The Company stated that it intends to use the proceeds of the offering for general corporate purposes, including, but not limited to, capital expenditures and working capital and possible future acquisitions.

          It is contemplated that the notes will be convertible into shares of common stock and will have a seven year term. No other terms were disclosed.

          The securities to be offered will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and, unless registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

          CareMatrix Corporation is a leading provider of senior housing services including assisted living, supportive independent living and specialized programs for people with Alzheimer's disease.

          This release contains forward-looking statements regarding the Company's future plans, operations and prospects. The Company's actual results could differ materially from the results anticipated in these forward looking statements as a result of uncertainties, including risks relating to demand, pricing, competition, construction, and other factors identified in the Company's filings with the Securities and Exchange Commission."


                                     * * *

                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     CAREMATRIX CORPORATION

                                                     By: /s/ Robert M. Kaufman
                                                         -----------------------
                                                         Robert M. Kaufman
                                                         Chief Executive Officer


Dated: August 4, 1997